Exhibit 21

Subsidiaries of Registrant

1001 Medical Park Drive LLC

Incorporated State: Michigan

2012 W. University Properties, LLC

Incorporated State: Delaware

2026 W. University Properties, LLC

Incorporated State: Delaware

ABS LINCS KY, LLC

Incorporated State: Virginia

Business Name: Cumberland Hall Hospital

ABS LINCS SC, Inc.

Incorporated State: South Carolina

Business Name: Palmetto Summerville Behavioral Health

ABS LINCS TN, Inc.

Incorporated State: Virginia

ABS LINCS VA, Inc.

Incorporated State: Virginia

Business Name: First Home Care

Aiken Professional Association, LLC

Incorporated State: South Carolina

Aiken Regional Medical Centers, LLC

Incorporated State: South Carolina

Business Name: Aiken Regional Medical Centers and Aurora Pavilion Behavioral Health Services

Aiken Regional Medical Centers Surgery Center, LLC

Incorporated State: Delaware

Aiken Regional Receivables, L.L.C

Incorporated State: Delaware

Alabama Clinical Schools, Inc.

Incorporated State: Alabama

Business Name: Alabama Clinical Schools

Alliance Health Center, Inc.

Incorporated State: Mississippi

Business Name: Alliance Health Center

Alternative Behavioral Services, Inc.

Incorporated State: Virginia

Amarillo Clinical Services, Inc.

Incorporated State: Texas

Ambulatory Surgery Center of Temecula Valley, Inc.

Incorporated State: California

Ambulatory Surgical Center of Aiken, L.L.C.

Incorporated State: South Carolina

Arbor Group, L.L.C.

Incorporation State: District of Columbia

Arbour Elder Services, Inc.

Incorporated State: Massachusetts

Business Name: Arbour Senior Care

Arbour Foundation, Inc.

Incorporated State: Massachusetts

Arrowhead Behavioral Health, LLC

Incorporated State: Delaware

Business Name: Arrowhead Behavioral Health

ASC of Aiken, Inc.

Incorporated State: Delaware

ASC of East New Orleans, Inc.

Incorporated State: Delaware

ASC of Las Vegas, Inc.

Incorporated State: Nevada

ASC of Midwest City, Inc.

Incorporated State: Oklahoma

ASC of Puerto Rico, Inc.

Incorporated State: Delaware

ASC of Wellington, Inc.

Incorporated State: Florida

Ascend Health Corporation

Incorporated State: Delaware

Atlantic Shores Hospital, LLC

Incorporated State: Delaware

Auburn Regional Medical Center, Inc.

Incorporated State: Washington

Beach 77, LP

Incorporated State: Delaware

Behavioral Educational Services, Inc.

Incorporated State: Delaware

Behavioral Health Connections, Inc.

Incorporated State: Texas

Behavioral Health Management, LLC

Incorporated State: Delaware

Business Name: Behavioral Hospital of Bellaire

Behavioral Health Realty, LLC

Incorporated State: Delaware

Behavioral Healthcare LLC

Incorporated State: Delaware

Benchmark Behavioral Health System, Inc.

Incorporated State: Utah

Business Name: Benchmark Behavioral Health System

Bergen Drummers Lane GP, LLC

Incorporated State: Pennsylvania

Bergen Drummers Lane Sub, LLC

Incorporated State: Pennsylvania

BHC Alhambra Hospital, Inc.

Incorporated State: Tennessee

Business Name: Alhambra Hospital

BHC Belmont Pines Hospital, Inc.

Incorporated State: Tennessee

Business Name: Belmont Pines Hospital

BHC Fairfax Hospital, Inc.

Incorporated State: Tennessee

Business Name: Fairfax Hospital and locations at Kirkland, Monroe and Everett

BHC Fox Run Hospital, Inc.

Incorporated State: Tennessee

Business Name: Fox Run Center for Children and Adolescents

BHC Fremont Hospital, Inc.

Incorporated State: Tennessee

Business Name: Fremont Hospital

BHC Health Services of Nevada, Inc.

Incorporated State: Nevada

Business Name: West Hills Behavioral Health Hospital

BHC Heritage Oaks Hospital, Inc.

Incorporated State: Tennessee

Business Name: Heritage Oaks Hospital

BHC Holdings, Inc.

Incorporated State: Delaware

BHC Intermountain Hospital, Inc.

Incorporated State: Tennessee

Business Name: Intermountain Hospital

BHC Management Services of Louisiana, LLC

Incorporated State: Delaware

BHC Management Services New Mexico, LLC

Incorporated State: Delaware

BHC Management Services of Streamwood, LLC

Incorporated State: Delaware

Business Name: Chicago Children’s Center for Behavioral Health

BHC Mesilla Valley Hospital, LLC

Incorporated State: Delaware

Business Name: Mesilla Valley Hospital

BHC Montevista Hospital, Inc.

Incorporated State: Nevada

BHC Northwest Psychiatric Hospital, LLC

Incorporated State: Delaware

Business Name: Brooke Glen Behavioral Hospital

BHC of Indiana, General Partnership

Incorporated State: Tennessee

BHC Pinnacle Pointe Hospital, LLC

Incorporated State: Tennessee

Business Name: Pinnacle Pointe Behavioral HealthCare System

BHC Properties, LLC

Incorporated State: Tennessee

BHC Sierra Vista Hospital, Inc.

Incorporated State: Tennessee

Business Name: Sierra Vista Hospital

BHC Streamwood Hospital, Inc.

Incorporated State: Tennessee

Business Name: Streamwood Behavioral Health System

Black Bear Treatment Center, LLC

Incorporated State: Delaware

Business Name: Black Bear Lodge

Bloomington Meadows, General Partnership

Incorporated State: Tennessee

Business Name: Bloomington Meadows Hospital

Braden River Internal Medicine Associates, LLC

Incorporation State: Florida

Brentwood Acquisition, Inc.

Incorporation State: Tennessee

Business Name: Brentwood Behavioral Healthcare of Mississippi

Brentwood Acquisition-Shreveport, Inc.

Incorporation State: Delaware

Business Name: Brentwood Hospital

Brynn Marr Hospital, Inc.

Incorporation State: North Carolina

Business Name: Brynn Marr Hospital

Caireach Limited

Incorporated State: United Kingdom

Calvary Center, Inc.

Incorporation State: Delaware

Business Name: Calvary Addiction Recovery Center

Canyon Ridge Hospital, Inc.

Incorporation State: California

Business Name: Canyon Ridge Hospital

Canyon Ridge Real Estate, LLC

Incorporation State: Delaware

Canyon West Los Angeles, LLC

Incorporated State: Delaware

Business Name: Foundations Los Angeles

Cape Girardeau Behavioral Health, LLC

Incorporated State: Missouri

Capitol Radiation Therapy, L.L.P.

Incorporated State: Kentucky

CAS Aspirations Properties Limited

Incorporated State: United Kingdom

CAS Aspirations Properties Limited (Jersey)

Incorporated State: United Kingdom

CAS Aspirations Properties III Limited

Incorporated State: United Kingdom

CAS Aspirations Properties V Limited

Incorporated State: United Kingdom

CAS Clifton Healthcare Limited

Incorporated State: United Kingdom

CAS Healthcare Properties Limited

Incorporated State: United Kingdom

CAS Learning Disabilities Services Limited

Incorporated State: United Kingdom

CAS St. Paul’s Limited

Incorporated State: United Kingdom

CAT Realty, LLC

Incorporated State: Delaware

CAT Seattle, LLC

Incorporated State: Delaware

Business Name: Schick Shadel Hospital

CCS/Lansing, Inc.

Incorporated State: Michigan

CDS of Nevada, Inc.

Incorporation State: Nevada

Cedar Springs Hospital, Inc.

Incorporated State: Delaware

Business Name: Cedar Springs Behavioral Health System

Central Montgomery Medical Center, L.L.C.

Incorporated State: Pennsylvania

Chalmette Medical Center, Inc.

Incorporated State: Louisiana

Children’s Comprehensive Services, Inc.

Incorporated State: Tennessee

Choate Health Management, Inc.

Incorporated State: Massachusetts

Clive Behavioral Health, LLC

Incorporated State: Delaware

Columbus Hospital Partners, LLC

Incorporated State: Tennessee

Columbus Hospital, LLC

Incorporated State: Delaware

Business Name: Columbus Behavioral Center for Children and Adolescents

Community Behavioral Health, L.L.C.

Incorporated State: Delaware

Community Cornerstones, Inc.

Incorporated State: Puerto Rico

Business Name: Community Cornerstones

Coral Shores Behavioral Health, LLC

Incorporated State: Delaware

Cornerstone Hospital Management, LLC

Incorporated State: Texas

Cornerstone Hospital Properties, LP

Incorporated State: Texas

Cornerstone Regional Hospital, LP

Incorporated State: Texas

Business Name: Cornerstone Regional Hospital

Crossings Healthcare Solutions, Inc.

Incorporated State: Delaware

Crossings Software Solutions, LLC

Incorporated State: Delaware

Crossings Supply Chain Solutions, LLC

Incorporated State: Delaware

Cumberland Hospital Partners, LLC

Incorporated State: Delaware

Cumberland Hospital, LLC

Incorporated State: Virginia

Business Name: Cumberland Hospital

Cygnet 2000 Limited

Incorporated State: United Kingdom

Cygnet 2002 Limited

Incorporated State: United Kingdom

Cygnet Aspirations Developments Limited

Incorporated State: United Kingdom

Cygnet Behavioural Health

Incorporated State: United Kingdom

Business Name: Acer Clinic, Aspen House, Aspen Lodge, Cambian Appletree, Cambian Churchill, Cambian Fountains, Cambian Heathers, Cambian Oaks, Cambian Sherwood Lodge, Cambian Sherwood Lodge Step Down, Cambian Victorian House, Delfryn House, Delfryn Lodge, The Limes, Limes House, Portland Road 45, Raglan House, Rhyd Allen, Sedgley House, Sedgley Lodge, Sherwood House, St. Augustine’s Hospital, St. Telio House, Storthfield House, The Sycamores, Vincent Court, Woodcross Street

Cygnet Care Services Limited

Incorporated State: United Kingdom

Business Name: Amberwood Lodge, Broughton House, Broughton Lodge, Cambian Nightingale, Devon Lodge, Elston House, Oakhurst Lodge, The Squirrels

Cygnet Clifton Limited

Incorporated State: United Kingdom

Business Name: Cambian Alders, Cambian Ansel Clinic

Cygnet Health Care Limited

Incorporated State: United Kingdom

Business Name: Cygnet Hospital-Beckton, Cygnet Hospital-Bierley, Cygnet Hospital-Derby, Cygnet Hospital-Ealing, Cygnet Hospital-Godden Green, Cygnet Hospital-Harrogate, Cygnet Hospital-Harrow, Cygnet Hospital-Kewstoke, Cygnet Hospital-

Stevenage, Cygnet Hospital-Wyke, Cygnet Lodge-Brighouse, Cygnet Lodge-Kewstoke, Cygnet Lodge-Lewisham, Cygnet Lodge-Woking, Cygnet Wing-Blackheath, Tabley Nursing Home-Tabley, Tupwood Gate Nursing Home

Cygnet Health Developments Limited

Incorporated State: United Kingdom

Cygnet Health Properties Limited

Incorporated State: United Kingdom

Cygnet Health UK Limited

Incorporated State: United Kingdom

Cygnet Hospitals Holdings Limited

Incorporated State: United Kingdom

Cygnet Inter-Holdings Limited

Incorporated State: United Kingdom

Cygnet Learning Disabilities Limited

Incorporated State: United Kingdom

Business Name: Cambian Fairview – Laurel Court, Cambian Fairview – Oak Court, Cambian Fairview – Sycamore Court, Elm Court, Larch Court, Redwood Court

Cygnet Learning Disabilities Midlands Limited

Incorporated State: United Kingdom

Business Name: Cambian Beeches, Cambian Birches, Cambian Cedars, Cambian Conifers, Cambian Elms, Cambian Fairview – Cherry Court, Cambian Grange, Cambian Lodge, Cambian Manor, Cambian Pines, Cambian Views, Eleni House, Fairways, The Fields, The Gables, Gledholt, Long Eaton Day Services, Sheffield Day Services

Cygnet NW Limited

Incorporated State: United Kingdom

Business Name: Cygnet Hospital-Bury, Cygnet Hospital-Sheffield

Cygnet Propco HoldCo II Limited

Incorporated State: United Kingdom

Cygnet Propco Holdco Limited

Incorporated State: United Kingdom

Cygnet Propco II Limited

Incorporated State: United Kingdom

Cygnet Propco Limited

Incorporated State: United Kingdom

Cygnet Supported Living Limited

Incorporated State: United Kingdom

Cygnet Surrey Limited

Incorporated State: United Kingdom

Business Name: Cygnet Hospital-Woking

Cygnet Trustees Limited

Incorporated State: United Kingdom

Cypress Creek Real Estate, L.P.

Incorporated State: Texas

Danshell Healthcare Group Limited

Incorporated State: Guernsey

Danshell Healthcare Limited

Incorporated State: United Kingdom

Business Name: Cedar Vale, Chesterholme, Coulby Lodge, Ellen Mhor, Hollyhurst, Hope House, Newbus Grange, Oaklands, Ranaich House, Redlands, Staffordshire Supported Living, Thistle Care Home, Thornfield Grange, Toller Road, Trinity House, Victoria House, Wallace Hospital, Wast Hills, Whorlton Hall, Willow House

Danshell Holding Limited

Incorporated State: Guernsey

Danshell Management LLP

Incorporated State: United Kingdom

Del Amo Hospital, Inc.

Incorporated State: California

Business Name: Del Amo Hospital

DHP 2131 K ST, LLC

Incorporated State: Delaware

Diamond Grove Center, LLC

Incorporated State: Delaware

Business Name: Diamond Grove Center

District Hospital Partners Receivables, L.L.C

Incorporated State: Delaware

District Hospital Partners, L.P.

Incorporated State: District of Columbia

Business Name: George Washington University Hospital

Doctors’ Hospital of Shreveport, Inc.

Incorporated State: Louisiana

Drummers Lane Investors, LP

Incorporated State: Pennsylvania

Drummers Lane Sub, LP

Incorporated State: Pennsylvania

DVH Hospital Alliance, LLC

Incorporated State: Delaware

Business Name: Desert View Hospital

Edinburg Ambulatory Surgical Center, Inc.

Incorporated State: Texas

Edinburg Holdings, Inc.

Incorporated State: Delaware

Edinburg MOB Properties, LLC

Incorporated State: Texas

Edinburg Surgery Center, L.P.

Incorporated State: Delaware

Emerald Coast Behavioral Hospital, LLC

Incorporated State: Delaware

Business Name: Emerald Coast Behavioral Hospital

Everglades Holdings, LLC

Incorporated State: Delaware

Everycorner Limited

Incorporated State: United Kingdom

Fannin Management Services, LLC

Incorporated State: Texas

FHCHS of Puerto Rico, Inc.

Incorporated State: Puerto Rico

Business Name: FHCHS of Puerto Rico

First Hospital Corporation of Nashville

Incorporated State: Virginia

First Hospital Corporation of Virginia Beach

Incorporated State: Virginia

Business Name: Virginia Beach Psychiatric Center

First Hospital Panamericano, Inc.

Incorporated State: Puerto Rico

Business Name: First Hospital Panamericano

Forest Hill Medical Properties, LLC

Incorporated State: Delaware

Forest View Psychiatric Hospital, Inc.

Incorporated State: Michigan

Business Name: Forest View Hospital

Fort Duncan Medical Center, Inc.

Incorporated State: Delaware

Fort Duncan Medical Center, L.P.

Incorporated State: Delaware

Business Name: Fort Duncan Regional Medical Center

Fort Duncan Medical Receivables, L.L.C

Incorporated State: Delaware

Fort Lauderdale Hospital, Inc.

Incorporated State: Florida

Business Name: Fort Lauderdale Hospital

Foundations Atlanta, LLC

Incorporated State: Delaware

Business Name: Foundations Atlanta at Midtown

Foundations Chicago, LLC

Incorporated State: Illinois

Business Name: Foundations Chicago

Foundations Detroit, LLC

Incorporated State: Michigan

Business Name: Foundations Detroit

Foundations for Home and Community, Inc.

Incorporated State: Virginia

Foundations Management, Inc.

Incorporated State: Delaware

Foundations Recovery Network, LLC

Incorporated State: Tennessee

Foundations San Diego, LLC

Incorporated State: Delaware

Business Name: Foundations San Diego

Foundations Virginia, LLC

Incorporated State: Delaware

Friends Behavioral Health System, L.P.

Incorporated State: Pennsylvania

Business Name: Friends Hospital

Friends GP, LLC

Incorporated State: Pennsylvania

FRN Lake County, LLC

Incorporated State: Florida

FRN Nashville, LLC

Incorporated State: Delaware

Business Name: Foundations Nashville

FRN Outpatient, LLC

Incorporated State: Delaware

Business Name: Foundations Atlanta at Roswell

FRN San Francisco, LLC

Incorporated State: Delaware

Business Name: Foundations San Francisco

FRN Washington, LLC

Incorporated State: Washington

FRN, Inc.

Incorporated State: Delaware

Frontline Behavioral Health, Inc.

Incorporated State: Delaware

Frontline Children’s Hospital, L.L.C.

Incorporated State: Delaware

Frontline Hospital, LLC

Incorporated State: Delaware

Business Name: North Star Hospital, Chris Kyle Patriot’s Hospital

Frontline Residential Treatment Center, LLC

Incorporated State: Delaware

Business Name: North Star DeBarr Residential Treatment Center, North Star Palmer Residential Treatment Center

Garfield Park Hospital, LLC

Incorporated State: Illinois

Business Name: Garfield Park Hospital

Garland Behavioral Hospital, Inc.

Incorporated State: Texas

Business Name: Garland Behavioral Hospital

Gateway-Phase IV Commercial Property Owners Association, Inc.

Incorporated State: Texas

Glen Oaks Hospital, Inc.

Incorporated State: Texas

Business Name: Glen Oaks Hospital

Great Plains Hospital, Inc.

Incorporated State: Missouri

Business Name: Heartland Behavioral Health Services

Gulf Coast Treatment Center, Inc.

Incorporated State: Florida

Business Name: Okaloosa Youth Academy

Gulph Mills Associates, LLC

Incorporated State: Pennsylvania

GW Health Network, LLC

Incorporated State: Delaware

H.C. Corporation

Incorporated State: Alabama

H.C. Partnership

Incorporated State: Alabama

Business Name: Hill Crest Behavioral Health Services

Harbor Point Behavioral Health Center, Inc.

Incorporated State: Virginia

Business Name: Harbor Point Behavioral Health Center and The Kempsville Center for Behavioral Health

Havenwyck Hospital Inc.

Incorporated State: Michigan

Business Name: Havenwyck Hospital and Cedar Creek Hospital

Health Alliance ACO, LLC

Incorporated State: Florida

Heart Clinic, P.L.L.C.

Incorporated State: Texas

HHC Augusta, Inc.

Incorporated State: Georgia

Business Name: Lighthouse Care Center of Augusta

HHC Berkeley, Inc.

Incorporated State: South Carolina

HHC Delaware, Inc.

Incorporated State: Delaware

HHC Indiana, Inc.

Incorporated State: Indiana

Business Name: Michiana Behavioral Health Center

HHC Kingwood Investment, LLC

Incorporated State: Delaware

HHC Oconee, Inc.

Incorporated State: South Carolina

HHC Ohio, Inc.

Incorporated State: Ohio

Business Name: Windsor- Laurelwood Center for Behavioral Medicine

HHC Pennsylvania, LLC

Incorporated State: Delaware

HHC Poplar Springs, LLC

Incorporated State: Virginia

Business Name: Poplar Springs Hospital

HHC River Park, Inc.

Incorporated State: West Virginia

Business Name: River Park Hospital

HHC South Carolina, Inc.

Incorporated State: South Carolina

Business Name: Lighthouse Care Center of Conway

HHC St. Simons, Inc.

Incorporated State: Georgia

Business Name: St. Simon’s By-The-Sea

Hickory Trail Hospital, L.P.

Incorporated State: Delaware

Business Name: Hickory Trail Hospital

Hidalgo County Clinical Services, Inc.

Incorporated State: Texas

High Plains Behavioral Health, L.P.

Incorporated State: Delaware

Holly Hill Hospital, LLC

Incorporated State: Tennessee

Business Name: Holly Hill Hospital

Holly Hill Real Estate, LLC

Incorporated State: North Carolina

Horizon Health Austin, Inc.

Incorporated State: Texas

Business Name: Austin Lakes Hospital

Horizon Health Corporation

Incorporated State: Delaware

Horizon Health Hospital Services, LLC

Incorporated State: Delaware

Horizon Health Physical Rehabilitation Services, LLC

Incorporated State: Delaware

Horizon Mental Health Management, LLC

Incorporated State: Texas

HRI Clinics, Inc.

Incorporated State: Massachusetts

Business Name: Arbour Counseling Services

HRI Hospital, Inc.

Incorporated State: Massachusetts

Business Name: Arbour-HRI Hospital

HSA Hill Crest Corporation

Incorporated State: Alabama

Hughes Center, LLC

Incorporated State: Virginia

Business Name: Hughes Center

Independence Aiken, LLC

Incorporated State: Delaware

Independence Amarillo, LLC

Incorporated State: Delaware

Independence Corona, LLC

Incorporated State: Delaware

Independence Denison, LLC

Incorporated State: Delaware

Independence Enid, LLC

Incorporated State: Delaware

Independence Laredo, LLC

Incorporated State: Delaware

Independence Las Vegas, LLC

Incorporated State: Delaware

Independence Manatee, LLC

Incorporated State: Delaware

Independence McAllen, LLC

Incorporated State: Delaware

Independence Palmdale, LLC

Incorporated State: Delaware

Independence Physician Management, LLC

Incorporated State: Delaware

Independence Shared Services, LLC

Incorporated State: Delaware

Independence Southern California, LLC

Incorporated State: Delaware

Independence Sparks, LLC

Incorporated State: Delaware

Independence Wellington, LLC

Incorporated State: Delaware

Indiana Psychiatric Institutes, LLC

Incorporated State: Delaware

InfoScriber Corporation

Incorporated State: Delaware

IPM Holding Sub, LLC

Incorporated State: Delaware

IPM SoCal Management, LLC

Incorporated State: Delaware

Isand (Domiciliary Care) Limited

Incorporated State: United Kingdom

Isand Limited

Incorporated State: United Kingdom

Island 77, LLC

Incorporated State: Delaware

KEYS Group Holdings LLC

Incorporated State: Delaware

Keystone Charlotte LLC

Incorporated State: North Carolina

Keystone Continuum, LLC

Incorporated State: Tennessee

Business Name: Cedar Grove Residential Treatment Center, Mountain Youth Academy and Natchez Trace Youth Academy

Keystone Education and Youth Services, LLC

Incorporated State: Tennessee

Keystone Marion, LLC

Incorporated State: Virginia

Keystone Memphis, LLC

Incorporated State: Tennessee

Business Name: Compass Intervention Center and McDowell Center for Children

Keystone Newport News, LLC

Incorporated State: Virginia

Business Name: Newport News Behavioral Health System

Keystone NPS LLC

Incorporated State: California

Keystone Richland Center LLC

Incorporated State: Ohio

Business Name: Foundations for Living

Keystone WSNC, L.L.C.

Incorporated State: North Carolina

Business Name: Old Vineyard Behavioral Health Services

Keystone/CCS Partners LLC

Incorporated State: Delaware

Kids Behavioral Health of Alaska, Inc.

Incorporated State: Alaska

Kids Behavioral Health of Utah, Inc.

Incorporated State: Utah

Business Name: Copper Hills Youth Center

Kingwood Pines Hospital, LLC

Incorporated State: Texas

KMI Acquisition, LLC

Incorporated State: Delaware

Business Name: Brook Hospital-KMI

La Amistad Residential Treatment Center, LLC

Incorporated State: Florida

Business Name: Central Florida Behavioral Hospital, La Amistad Behavioral Health Services, La Amistad Residential Treatment Center

La Paloma Treatment Center, LLC

Incorporated State: Tennessee

Business Name: The Oaks at La Paloma, The Oaks Treatment Center, Foundations Memphis

Lakewood Ranch Medical Group, LLC

Incorporation State: Florida

Lakewood Ranch Neurology, LLC

Incorporation State: Florida

Lancaster Behavioral Health Hospital, LLC

Incorporated State: Pennsylvania

Business Name Lancaster Behavioral Medical Group

Lancaster Hospital Corporation

Incorporated State: California

Business Name: Palmdale Regional Medical Center

Lancaster Hospital Receivables, L.L.C.

Incorporated State: Delaware

Laredo ASC, Inc.

Incorporated State: Texas

Laredo FED JV1, LLC

Incorporated State: Texas

Laredo Holdings, Inc.

Incorporated State: Delaware

Laredo MOB Partners, Ltd.

Incorporated State: Texas

Laredo Physicians Group

Incorporated State: Texas

Laredo Regional Medical Center, L.P.

Incorporated State: Delaware

Business Name: Doctors’ Hospital of Laredo

Laredo Regional Receivables, L.L.C.

Incorporated State: Delaware

Laredo Regional, Inc.

Incorporated State: Delaware

Las Vegas Medical Group, LLC

Incorporated State: Nevada

Laurel Oaks Behavioral Health Center, Inc.

Incorporated State: Delaware

Business Name: Laurel Oaks Behavioral Health Center

Laurelwood Associates, Inc.

Incorporated State: Ohio

Lebanon Hospital Partners, LLC

Incorporated State: Tennessee

Liberty Point Behavioral Healthcare, LLC

Incorporated State: Delaware

Business Name: Liberty Point Behavioral Healthcare

Manatee ACO Holdings, LLC

Incorporated State: Delaware

Manatee Cardiology Associates, LLC

Incorporated State: Delaware

Manatee Memorial Foundation, Inc.

Incorporated State: Florida

Manatee Memorial Hospital, L.P.

Incorporated State: Delaware

Business Name: Manatee Memorial Hospital and Health System, Lakewood Ranch Medical Center, Manatee Diagnostic Center

Manatee Memorial Receivables, L.L.C.

Incorporated State: Delaware

Manatee Physician Alliance, LLC

Incorporated State: Florida

Mayhill Behavioral Health, LLC

Incorporated State: Texas

Business Name: Mayhill Hospital

Mayhill Behavioral Properties, LLC

Incorporated State: Texas

McAllen Holdings, Inc.

Incorporated State: Delaware

McAllen Hospitalist Group, PLLC

Incorporated State: Texas

McAllen Hospitals Receivables, L.L.C.

Incorporated State: Delaware

McAllen Hospitals, L.P.

Incorporated State: Delaware

Business Name: South Texas Health System, South Texas Health System Behavioral Health Center, South Texas Health System Children’s, South Texas Health System Edinburg, South Texas Health System ER Alamo, South Texas Health System ER McColl, South Texas Health System ER Mission, South Texas Health System ER Monte Cristo, South Texas Health System ER Ware Rd., South Texas Health System ER Weslaco, South Texas Health System Heart and South Texas Health System McAllen

McAllen Medical Center Foundation

Incorporated State: Texas

McAllen Medical Center Physicians, Inc.

Incorporated State: Texas

McAllen Medical Center, Inc.

Incorporated State: Delaware

Mental Health Outcomes, LLC

Incorporated State: Delaware

Meridell Achievement Center, Inc.

Incorporated State: Texas

Business Name: Meridell Achievement Center

Merion Building Management, Inc.

Incorporated State: Delaware

Mesilla Valley Hospital, Inc.

Incorporated State: New Mexico

MHCCC, LLC

Incorporated State: Tennessee

Michigan BH JV, LLC

Incorporated State: Michigan

Michigan Healthcare Staffing, LLC

Incorporated State: Michigan

Michigan Psychiatric Services, Inc.

Incorporated State: Michigan

Millwood Hospital, L.P.

Incorporated State: Texas

Business Name: Millwood Hospital

Milwaukee Behavioral Health, LLC

Incorporated State: Wisconsin

Nashville Rehab, LLC

Incorporated State: Tennessee

Neuro Institute of Austin, L.P.

Incorporated State: Texas

Business Name: Texas NeuroRebab Center

Nevada Clinical Services, Inc.

Incorporated State: Nevada

Nevada Preferred Healthcare Providers, LLC

Incorporated State: Nevada

NEWCO Oregon, Inc.

Incorporated State: Delaware

North Port Hospital, LLC

Incorporated State: Delaware

North Spring Behavioral Healthcare, Inc.

Incorporated State: Tennessee

Business Name: North Spring Behavioral Healthcare

Northern Indiana Partners, LLC

Incorporated State: Tennessee

Northern Nevada ASC Management, LLC

Incorporated State: Nevada

Northern Nevada Cardiology PC

Incorporated State: California

Northern Nevada Diagnostic Imaging-Spanish Springs, L.L.C.

Incorporated State: Nevada

Northern Nevada Medical Group, LLC

Incorporation State: Nevada

Northwest Texas Healthcare Receivables, L.L.C.

Incorporated State: Delaware

Northwest Texas Healthcare System, Inc.

Incorporated State: Texas

Business Name: Northwest Texas Healthcare System, The Pavilion at Northwest Texas Healthcare System, Northwest Surgery Center

Northwest Texas Physician Group

Incorporated State: Texas

Northwest Texas Wyatt Clinic, PLLC

Incorporated State: Texas

Business Name: Northwest Texas Wyatt Clinic, Northwest Texas Women’s and Children’s Clinic

NWTHS Management, LLC

Incorporated State: Texas

NWTX AMG Physician Network, PLLC

Incorporated State: Texas

NWTX Physician Network, PLLC

Incorporated State: Texas

Oak Plains Academy of Tennessee, Inc.

Incorporation State: Tennessee

Business Name: Oak Plains Academy

Oakview Estates Limited

Incorporated State: United Kingdom

Oasis Health Systems, L.L.C.

Incorporated State: Nevada

Ocala Behavioral Health, LLC

Incorporated State: Delaware

Business Name: Vines Hospital

Olympia Behavioral Health, LLC

Incorporated State: Washington

Orchard Portman Hospital Limited

Incorporated State: United Kingdom

Orchard Portman House Limited

Incorporated State: United Kingdom

Business Name: Cygnet Hospital- Taunton

Oregon Psychiatric Realty, LLC

Incorporated State: Delaware

Palm Point Behavioral Health, LLC

Incorporated State: Florida

Palm Springs Treatment Centers, LLC

Incorporated State: Tennessee

Business Name: Michael’s House

Palmdale Regional Medical Foundation

Incorporated State: California

Palmetto Behavioral Health Holdings, LLC

Incorporated State: Delaware

Palmetto Behavioral Health Solutions, LLC

Incorporated State: South Carolina

Palmetto Behavioral Health System, L.L.C.

Incorporated State: South Carolina

Palmetto Lowcountry Behavioral Health, L.L.C.

Incorporated State: South Carolina

Business Name: Palmetto Lowcountry Behavioral Health

Palmetto Pee Dee Behavioral Health, L.L.C.

Incorporated State: South Carolina

Business Name: Palmetto Pee Dee Behavioral Health

Park HealthCare Company

Incorporated State: Tennessee

Peak Behavioral Health Services, LLC

Incorporated State: Delaware

Pendleton Methodist Hospital, L.L.C.

Incorporated State: Delaware

Pennsylvania Clinical Schools, Inc.

Incorporated State: Pennsylvania

PPS Court Services, L.L.C.

Incorporated State: South Carolina

PR Holding II, LLC

Incorporated State: Puerto Rico

Premier Behavioral Solutions of Florida, Inc.

Incorporated State: Delaware

Business Name: Palm Shores Behavioral Health Center, Suncoast Behavioral Health Center

Premier Behavioral Solutions, Inc.

Incorporated State: Delaware

Preparatory School at the National Deaf Academy, Inc.

Incorporated State: Florida

Pride Institute, Inc.

Incorporated State: Minnesota

Business Name: PRIDE Institute

Prominence HealthFirst

Incorporated State: Nevada

Prominence HealthFirst of Texas, Inc.

Incorporated State: Texas

Prominence Holdings, LLC

Incorporated State: Nevada

Prominence Management Services, LLC

Incorporated State: Nevada

Prominence Preferred Health Insurance Company, Inc.,

Incorporated State: Nevada

Provo Canyon School, Inc.

Incorporated State: Utah

PSI Surety, Inc.

Incorporated State: South Carolina

PSJ Acquisition, LLC

Incorporated State: North Dakota

Business Name: Prairie St. John’s

Psychiatric Realty, LLC

Incorporated State: Delaware

Psychiatric Solutions Hospitals, LLC

Incorporated State: Delaware

Psychiatric Solutions of Virginia, Inc.

Incorporated State: Tennessee

Psychiatric Solutions, Inc.

Incorporated State: Delaware

PsychManagement Group, Inc.

Incorporated State: West Virginia

Quail Surgical and Pain Management Center, LLC

Incorporated State: Nevada

Business Name: Quail Surgical and Pain Management Center

Radiation Oncology Center of Aiken, LLC

Incorporation State: South Carolina

Business Name: Cancer Institute of Carolina

Ramsay Managed Care, LLC

Incorporated State: Delaware

Ramsay Youth Services of Georgia, Inc.

Incorporated State: Delaware

Business Name: Lake Bridge Behavioral Health

Rancho Springs Receivables, L.L.C.

Incorporated State: Delaware

Recovery Physician Group of California, P.C.

Incorporated State: California

Recovery Physicians Group of Georgia, LLC

Incorporated State: Delaware

Recovery Physicians Group of Tennessee, LLC

Incorporated State: Delaware

Recovery Physicians Network of Michigan

Incorporated State: Michigan

Red Rock Solutions, LLC

Incorporated State: Delaware

Relational Therapy Clinic, Inc.

Incorporated State: Louisiana

Relativo Limited

Incorporated State: United Kingdom

Ridge Outpatient Counseling, L.L.C.

Incorporated State: Kentucky

River Crest Hospital, Inc.

Incorporated State: Texas

Business Name: River Crest Hospital

River Oaks, Inc.

Incorporated State: Louisiana

Business Name: River Oaks Hospital

Riveredge Hospital Holdings, Inc.

Incorporated State: Delaware

Riveredge Hospital, Inc.

Incorporated State: Illinois

Business Name: Riveredge Hospital

Riveredge Real Estate, Inc.

Incorporated State: Illinois

Rolling Hills Hospital, LLC

Incorporated State: Tennessee

Business Name: Rolling Hills Hospital

RR Behavioral Realty LLC

Incorporated State: Delaware

RR Recovery LLC

Incorporated State: Delaware

Business Name: The Recovery Center

Safe Spaces Limited

Incorporated State: United Kingdom

Salt Lake Behavioral Health, LLC

Incorporated State: Delaware

Business Name: Salt Lake Behavioral Health

Salt Lake Psychiatric Realty, LLC

Incorporated State: Delaware

Samson Properties, LLC

Incorporated State: Florida

Schick Shadel of Florida, LLC

Incorporated State: Florida

Shadow Mountain Behavioral Health System, LLC

Incorporated State: Delaware

Business Name: Shadow Mountain Behavioral Health System

SHC-KPH, LP

Incorporated State: Texas

Business Name: Kingwood Pines Hospital

Short Ground Limited

Incorporated State: United Kingdom

SLBMI Alternative Programs, LLC

Incorporated State: Missouri

Somerset, Incorporated

Incorporated State: California

Southeast Florida Behavioral Health, LLC

Incorporated State: Florida

South Texas ACO Clinical Partners, LLC

Incorporated State: Texas

Southeastern Hospital Corporation

Incorporated State: Tennessee

Southern California Physician Network, Inc.

Incorporated State: California

Southside Imaging Center, LLC

Incorporation State: South Carolina

SP Behavioral, LLC

Incorporated State: Florida

Business Name: Sandy Pines Hospital

Sparks Family Hospital Receivables, L.L.C

Incorporated State: Delaware

Sparks Family Hospital, Inc.

Incorporated State: Nevada

Business Name: Northern Nevada Medical Center

Spokane Behavioral Health LLC

Incorporated State: Washington

Spokane Valley Behavioral Health, LLC

Incorporated State: Delaware

Springfield Hospital, Inc.

Incorporated State: Delaware

Business Name: Lincoln Prairie Behavioral Health Center

St. Louis Behavioral Medicine Institute, Inc.

Incorporated State: Missouri

Business Name: St. Louis Behavioral Medicine Institute

St. Mary’s Laboratory, LLC

Incorporated State: Oklahoma

St. Mary’s Physician Associates, L.L.C.

Incorporated State: Oklahoma

Stac Healthcare Limited

Incorporated State: United Kingdom

Stonington Behavioral Health, Inc.

Incorporated State: Delaware

Business Name: Stonington Institute

Summerlin Hospital Medical Center LLC

Incorporated State: Delaware

Business Name: Summerlin Hospital Medical Center

Summerlin Hospital Medical Center, L.P.

Incorporated State: Delaware

Summerlin Hospital Receivables, L.L.C.

Incorporated State: Delaware

Summit Oaks Hospital, Inc.

Incorporated State: New Jersey

Business Name: Summit Oaks Hospital

Sunstone Behavioral Health, LLC

Incorporated State: Tennessee

Surgery Center at Wellington, L.L.C.

Incorporated State: Florida

Surgery Center of the Temecula Valley, L.L.C.

Incorporated State: Delaware

Taunton Hospital Limited

Incorporated State: United Kingdom

TBD Acquisition, LLC

Incorporated State: Delaware

Business Name: Brook Hospital-Dupont

TBD Acquisition II, LLC

Incorporated State: Delaware

Business Name: Gulfport Behavioral Health System

TBJ Behavioral Center, LLC

Incorporated State: Delaware

Business Name: River Point Behavioral Health

Temecula Valley Hospital Receivables, L.L.C.

Incorporated State: Delaware

Temecula Valley Hospital, Inc.

Incorporated State: California

Business Name: Temecula Valley Hospital

Temple Behavioral Healthcare Hospital, Inc.

Incorporated State: Texas

Tennessee Clinical Schools, LLC

Incorporated State: Tennessee

Business Name: Hermitage Hall

Texas Cypress Creek Hospital, L.P.

Incorporated State: Texas

Business Name: Cypress Creek Hospital

Texas Hospital Holdings, Inc.

Incorporated State: Delaware

Texas Hospital Holdings, LLC

Incorporated State: Texas

Texas Laurel Ridge Hospital, L.P.

Incorporated State: Texas

Business Name: Laurel Ridge Treatment Center

Texas Oaks Psychiatric Hospital, L.P.

Incorporated State: Texas

Business Name: Austin Oaks Hospital

Texas Panhandle Clinical Partners ACO, LLC

Incorporated State: Texas

Texas San Marcos Treatment Center, L.P.

Incorporated State: Texas

Business Name: San Marcos Treatment Center

Texas West Oaks Hospital, L.P.

Incorporated State: Texas

Business Name: West Oaks Hospital

TexomaCare

Incorporated State: Texas

TexomaCare Specialty Physicians

Incorporated State: Texas

Texoma Clinical Partners ACO, LLC

Incorporated State: Texas

Texoma Healthcare System Receivables, L.L.C.

Incorporated State: Delaware

The Arbour, Inc.

Incorporated State: Massachusetts

Business Name: Arbour Hospital

The Bridgeway, LLC.

Incorporated State: Arkansas

Business Name: Bridgeway

The Canyon at Peace Park, LLC

Incorporated State: California

Business Name: The Canyon at Peace Park

The Canyon at Santa Monica, LLC

Incorporated State: Delaware

Business Name: The Canyon at Santa Monica

The Charter School at the National Deaf Academy, Inc.

Incorporated State: Florida

The Friends of Wellington Regional Medical Center, Inc.

Incorporated State: Florida

The National Deaf Academy, LLC

Incorporated State: Florida

The Pavilion Foundation

Incorporated State: Illinois

Business Name: Pavilion Behavioral Health System

The Shores Behavioral Hospital, LLC

Incorporated State: Florida

Three Rivers Behavioral Health, LLC

Incorporated State: South Carolina

Business Name: Three Rivers Behavioral Health

Three Rivers Healthcare Group, LLC

Incorporated State: South Carolina

Three Rivers Residential Treatment/Midlands Campus, Inc.

Incorporated State: South Carolina

Business Name: Three Rivers Residential Treatment/Midlands Campus

Three Rivers SPE Holding, LLC

Incorporated State: South Carolina

Three Rivers SPE, LLC

Incorporated State: South Carolina

Toledo Holding Co., LLC

Incorporated State: Delaware

Turning Point Care Center, LLC

Incorporated State: Georgia

Business Name: Turning Point Hospital

Two Rivers Psychiatric Hospital, Inc.

Incorporated State: Delaware

UBH of Oregon, LLC

Incorporated State: Delaware

Business Name: Cedar Hills Hospital

UBH of Phoenix Realty, LLC

Incorporated State: Delaware

UBH of Phoenix, LLC

Incorporated State: Delaware

Business Name: Valley Hospital

UBH Physicians

Incorporated State: Texas

UHP, LP

Incorporated State: Delaware

Business Name: University Behavioral Health of Denton

UHS Advisory, Inc.

Incorporated State: Delaware

UHS Alabama, LLC

Incorporated State: Delaware

UHS Ambulatory Network LLC

Incorporated State: Delaware

UHS Assemble, LLC

Incorporated State: Delaware

UHS BH Telepsych, LLC

Incorporated State: Delaware

Business Name: HealthLinkNow

UHS Building Solutions, Inc.

Incorporation State: Delaware

UHS Children Services, Inc.

Incorporated State: Delaware

UHS Good Samaritan, L.L.C.

Incorporated State: Delaware

Business Name: Good Samaritan Counseling Center

UHS Holding Company, Inc.

Incorporated State: Nevada

UHS Home Health LLC

Incorporated State: Delaware

UHS Imaging LLC

Incorporated State: Delaware

UHS Integrated Management, LLC

Incorporated State: Delaware

UHS International, Inc.

Incorporated State: Delaware

UHS Kentucky Holdings, L.L.C.

Incorporated State: Delaware

UHS Midwest Behavioral Health, LLC

Incorporated State: Delaware

UHS Midwest Center for Youth and Families, LLC

Incorporated State: Indiana

Business Name: Midwest Center for Youth and Families

UHS of Anchor, L.P.

Incorporated State: Delaware

Business Name: Anchor Hospital, Crescent Pines Hospital and Southern Crescent Behavioral Health System

UHS of Benton Day School and Treatment Program, Inc.

Incorporated State: Delaware

UHS of Benton, LLC

Incorporated State: Delaware

Business Name: Rivendell Behavioral Health Services of Arkansas

UHS of Bowling Green, LLC

Incorporated State: Delaware

Business Name: Rivendell Behavioral Health Services of Kentucky

UHS of Centennial Peaks, LLC

Incorporation State: Delaware

Business Name: Centennial Peaks Hospital

UHS of Cornerstone Holdings, Inc.

Incorporated State: Delaware

UHS of Cornerstone, Inc.

Incorporated State: Delaware

UHS of D.C., Inc.

Incorporated State: Delaware

UHS of Delaware, Inc.

Incorporated State: Delaware

UHS of Denver, Inc.

Incorporated State: Delaware

Business Name: Highlands Behavioral Health System

UHS of Dover, L.L.C.

Incorporated State: Delaware

Business Name: Dover Behavioral Health System

UHS of Doylestown, L.L.C.

Incorporated State: Delaware

Business Name: Foundations Behavioral Health System

UHS of Fairmount, Inc.

Incorporated State: Delaware

Business Name: Fairmount Behavioral Health System

UHS of Fuller, Inc.

Incorporated State: Massachusetts

Business Name: Arbour-Fuller Hospital

UHS of GB, Inc.,

Incorporated State: Delaware

UHS of Georgia Holdings, Inc.

Incorporated State: Delaware

UHS of Georgia, Inc.

Incorporated State: Delaware

UHS of Greenville, LLC.

Incorporated State: Delaware

Business Name: Carolina Center for Behavioral Health

UHS of Hampton Learning Center, Inc.

Incorporated State: New Jersey

Business Name: Hampton Academy

UHS of Hampton, Inc.

Incorporated State: New Jersey

Business Name: Hampton Behavioral Health Center

UHS of Hartgrove, Inc.

Incorporated State: Illinois

Business Name: Hartgrove Hospital

UHS of Indiana, Inc.

Incorporated State: Indiana

UHS of Kootenai River, Inc.

Incorporated State: Delaware

Business Name: Boulder Creek Academy and Northwest Academy

UHS of Lakeside, LLC

Incorporated State: Delaware

Business Name: Lakeside Behavioral Health System

UHS of Lancaster, LLC

Incorporated State: Pennsylvania

UHS of Laurel Heights, L.P.

Incorporated State: Delaware

Business Name: Laurel Heights Hospital

UHS of New Orleans, LLC

Incorporated State: Louisiana

UHS of No. Nevada, LLC

Incorporated State: Nevada

UHS of Oklahoma, LLC

Incorporated State: Oklahoma

Business Name: St. Mary’s Regional Medical Center

UHS of Oklahoma Receivables, L.L.C

Incorporated State: Delaware

UHS of Parkwood, Inc.

Incorporated State: Delaware

Business Name: Parkwood Behavioral Health System

UHS of Peachford, L.P.

Incorporated State: Delaware

Business Name: Peachford Behavioral Health System of Atlanta

UHS of Pennsylvania, Inc.

Incorporated State: Pennsylvania

Business Name: Clarion Psychiatric Center, Horsham Clinic, Meadows Psychiatric Center/Universal Community Behavioral Health and Roxbury Treatment Center

UHS of Phoenix, LLC

Incorporated State: Delaware

Business Name: Quail Run Behavioral Health

UHS of Provo Canyon, Inc.

Incorporated State: Delaware

Business Name: Provo Canyon School and Provo Canyon Behavioral Hospital

UHS of Puerto Rico, Inc.

Incorporated State: Delaware

UHS of Ridge, LLC

Incorporated State: Delaware

Business Name: Ridge Behavioral Health System

UHS of River Parishes, Inc.

Incorporated State: Louisiana

UHS of Rockford, LLC

Incorporated State: Delaware

Business Name: Rockford Center

UHS of Salt Lake City, L.L.C.

Incorporated State: Delaware

UHS of Savannah, L.L.C.

Incorporated State: Delaware

Business Name: Coastal Harbor Treatment Center and Coastal Behavioral Health

UHS of Spring Mountain, Inc.

Incorporated State: Delaware

Business Name: Spring Mountain Treatment Center

UHS of Springwoods, L.L.C.

Incorporated State: Delaware

Business Name: Springwoods Behavioral Health

UHS of SummitRidge, L.L.C.

Incorporation State: Delaware

Business Name: SummitRidge Hospital

UHS of Sutton, Inc.

Incorporated State: Delaware

UHS of Talbot, L.P.

Incorporated State: Delaware

Business Name: Talbott Recovery

UHS of Texoma, Inc.

Incorporated State: Delaware

Business Name: Texoma Medical Center and TMC Behavioral Health Center

UHS of Timberlawn, Inc.

Incorporated State: Texas

Business Name: Timberlawn Mental Health System

UHS of Timpanogos, Inc.

Incorporated State: Delaware

Business Name: Center for Change

UHS of Tucson, LLC

Incorporated State: Delaware

Business Name: Palo Verde Behavioral Health

UHS of Westwood Pembroke, Inc.

Incorporated State: Massachusetts

Business Name: Pembroke Hospital and Westwood Lodge Hospital

UHS of Wyoming, Inc.

Incorporated State: Delaware

UHS Oklahoma City LLC

Incorporated State: Oklahoma

Business Name: Cedar Ridge Hospital, Cedar Ridge Residential Treatment Center and Bethany Behavioral Health

UHS Receivables Corp.

Incorporated State: Delaware

UHS Recovery Foundation, Inc.

Incorporated State: Pennsylvania

Business Name: Keystone Center

UHS Retail Pharmacy LLC

Incorporated State: Delaware

UHS Sahara, Inc.

Incorporated State: Delaware

Business Name: Spring Mountain Sahara

UHS Southern California Medical Education Consortium, LLC

Incorporated State: Delaware

UHS Sub III, LLC

Incorporated State: Delaware

UHS Surgical Hospital of Texoma, LLC

Incorporated State: Texas

UHS TeleHealth LLC

Incorporated State: Delaware

UHS THP Holdings, LLC

Incorporated State: Texas

Business Name: Wyoming Behavioral Institute

UHS-Corona Receivables, L.L.C

Incorporated State: Delaware

UHS-Corona, Inc.

Incorporated State: Delaware

Business Name: Corona Regional Medical Center

UHS-Evolution Homecare, LLC

Incorporated State: Delaware

UHSB International SRL

Incorporated State: Barbados

UHSD, L.L.C.

Incorporated State: Nevada

UHSF, L.L.C.

Incorporated State: Delaware

UHSL, L.L.C.

Incorporated State: Nevada

UK Acquisitions No.6 Limited

Incorporated State: United Kingdom

United HealthCare of Hardin, Inc.

Incorporated State: Tennessee

Business Name: Lincoln Trail Behavioral Health System

Universal Community Behavioral Health, Inc.

Incorporated State: Pennsylvania

Universal HMO, Inc.

Incorporated State: Nevada

Universal Health Finance, L.L.C.

Incorporated State: Delaware

Universal Health Network, Inc.

Incorporated State: Nevada

Universal Health Recovery Centers, Inc.

Incorporated State: Pennsylvania

Universal Health Services Foundation

Incorporated State: Pennsylvania

Universal Health Services of Cedar Hill, Inc.

Incorporated State: Texas

Universal Health Services of Palmdale, Inc.

Incorporated State: Delaware

Universal Health Services of Rancho Springs, Inc.

Incorporated State: California

Business Name: Southwest Healthcare System, Inland Valley Medical Center and Rancho Springs Medical Center

Universal Treatment Centers, Inc.

Incorporated State: Delaware

University Behavioral Health of El Paso, LLC

Incorporated State: Delaware

Business Name: El Paso Behavioral Health System

University Behavioral, LLC

Incorporated State: Florida

Business Name: University Behavioral Center

Valle Vista Hospital Partners, LLC

Incorporated State: Tennessee

Valle Vista, LLC

Incorporated State: Delaware

Business Name: Valle Vista Health System

Valley Health System LLC

Incorporated State: Delaware

Business Names: Centennial Hills Hospital Medical Center, Desert Springs Hospital Medical Center, Henderson Hospital, Spring Valley Hospital Medical Center and Valley Hospital Medical Center

Valley Health System Receivables, L.L.C.

Incorporated State: Delaware

Valley Hospital Medical Center, Inc.

Incorporated State: Nevada

Valley Surgery Center, L.P.

Incorporated State: Delaware

VHS ACO Holdings, LLC

Incorporated State: Delaware

VHS Primary Care Network, LLC

Incorporated State: Delaware

Virgin Islands Behavioral Services, Inc.

Incorporated State: Virginia

Business Name: Virgin Islands Behavioral Services

Vista Diagnostic Center, L.L.C.

Incorporated State: Nevada

Wekiva Springs Center, LLC

Incorporated State: Delaware

Business Name: Wekiva Springs Center

Wellington Physician Alliances, Inc.

Incorporation State: Florida

Wellington Radiation Oncology Group, LLC

Incorporation State: Florida

Wellington Regional Diagnostic Center, L.L.C.

Incorporated State: Florida

Wellington Regional Health & Education Foundation, Inc.

Incorporated State: Florida

Wellington Regional Medical Center, LLC

Incorporated State: Florida

Business Name: Wellington Regional Medical Center

Wellington Regional Receivables, L.L.C.

Incorporated State: Delaware

Wellington Regional Urgent Care Center, L.L.C.

Incorporated State: Florida

Wellstone Holdings, Inc.

Incorporated State: Delaware

Wellstone Regional Hospital Acquisition, LLC

Incorporated State: Indiana

Business Name: Wellstone Regional Hospital

West Church Partnership

Incorporated State: Illinois

West Oaks Real Estate, L.P.

Incorporated State: Texas

Willow Springs, LLC

Incorporated State: Delaware

Business Name: Willow Springs Center

Windmoor Healthcare Inc.

Incorporated State: Florida

Business Name: Windmoor Healthcare of Clearwater

Windmoor Healthcare of Pinellas Park, Inc.

Incorporated State: Delaware

Wisconsin Avenue Psychiatric Center, Inc.,

Incorporated State: Delaware

Business Name: Psychiatric Institute of Washington

WRMCABNS, LLC

Incorporated State: Florida

Yarrow Lodge, LLC

Incorporated State: Delaware

Business Name: Skywood Recovery

Zeus Endeavors, LLC

Incorporated State: Florida